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                                                                   EXHIBIT 10.3
[CREDIT LYONNAIS LOGO]

U.S. BRANCHES

                  IRREVOCABLE TRANSFERABLE LETTER OF CREDIT

December 23, 1996

SunTrust Bank, Central Florida,
 National Association, as Trustee
 under Indenture Dated As of
 March 28, 1996
225 E. Robinson Street
Suite 250
Orlando, FL 32801
Attn: Ms. Lisa George

Ladies and Gentlemen.

     We hereby establish In your favor, as Trustee under Indenture dated as of March 28, 1996 (the "Indenture"), our irrevocable transferable Letter of Credit No. 9612171S671 (the "Letter of Credit") in the amount not to exceed $3,262,500.00, for use as a replacement for a reserve fund established in connection with 10% Subordinated Notes issued by South Seas Properties Company Limited Partnership ("SSPC") due April 15, 2003 (the "Notes Maturity Date"). This Letter of Credit is effective immediately and, unless extended in accordance with the terms hereof, expires on the earlier of: (i) the first anniversary of the date hereof; (ii) upon the delivery to us of a notification, executed by you that the Indenture has been terminated as provided in Section
10.4 of the Indenture; and (iii) September 24, 2001 (such earlier date is, hereafter, the "Termination Date").

     We hereby authorize you to draw, from time to time hereunder, prior to the Termination Date and in accordance with the terms hereof, sums not exceeding, in the aggregate, $3,262,500.00. Funds under this Letter of Credit may be drawn against your draft stating on its face "Drawn under Credit Lyonnais New York Branch Letter of Credit #9612171S671," when such draft is accompanied by certifications signed by you in the forms attached hereto as Exhibit "A" and Exhibit "B" and made a part hereof, appropriately completed. Each draft and certification shall be dated the date of presentation, which shall be made at our offices located at 1301 Avenue of the Americas, New York, New York 10019,
Attention: Letter of Credit Department. The amount set forth in your draft shall not exceed the amount set forth in the accompanying certification. The amount of this Letter of Credit shall be reduced automatically upon our honoring any draft drawn hereunder by the amount of such draft.

If all of (A), (B), and (C) am true:

- (A) we shall not have received your notification pursuant to clause (ii) in paragraph 1;

- (B) the date computed pursuant to clause (i) of paragraph 1 (as same may have been previously extended) shall be earlier then the date in clause (iii) of paragraph 1; and

- (C) we shall not have advised you in writing at the address set forth above at least thirty (30) days prior to the date computed pursuant to clause
       (i) of paragraph 1 (as some may

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[CREDIT LYONNAIS LOGO]


     have been previously extended) that the date computed pursuant to clause
     (i) of paragraph 1 shall be extended to a date which is the earlier of (x) one year from the date to which clause (i) of paragraph 1 shall have been extended and (y) the date in clause (iii) of paragraph 1, then you may draw on us in the last 30 days prior to the Termination Date by presenting your draft stating "Drawn under Credit Lyonnais New York Branch Letter of Credit No. 9612171S671" for up to the undrawn amount hereof when such draft shall be accompanied by your statement that this amount is drawn because advice of extension of the Termination Date in accordance with paragraph 3 of the Letter of Credit has not been received and less than 30 days remain until the Termination Date of the Letter of Credit.

     This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall, as to matters not governed by the Uniform Customs, be governed by the laws of the State of New York, including, without limitation, the Uniform Commercial Code in effect in such state.

     This Letter of Credit is only transferable (i) by you; (ii) in whole; and
(iii) to a transferee which is a successor Trustee under the Indenture which successor beneficiary is identified as such in a certification signed by you substantially in form of Exhibit "C" hereto and deliver to us together with the original Letter of Credit.

     This Letter of Credit sets forth in full our undertaking and such undertaking shall not in any way, be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including without limitation, the Indenture or the Subordinated Notes), except only the drafts and certificates referenced herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such drafts and certificates. All documents pertaining to the Letter of Credit shall bear the letter of Credit number as reference herein.

                                  Very truly yours,

                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By: /s/ Cathy Wong
                                     ---------------------------
                                      Name: Cathy Wong
                                           ---------------------
                                      Title: Assistant Treasurer
                                            --------------------

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[CREDIT LYONNAIS LOGO]


                                  EXHIBIT "A"
                                  -----------
                            CERTIFICATION OF TRUSTEE
                            ------------------------

Date:
     ---------------------

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019
ATTN: Letter of Credit Department

Re: Certification of SunTrust Bank, Central Florida, National Association, as Trustee Under Indenture Dated as of March 28, 1996 ("Indenture"), Regarding 10% Subordinated Notes issued by South Seas Properties Company Limited Partnership ("SSPC") due April 15, 2003

Ladies and Gentlemen:

     Concurrently herewith we have tendered to you our draft to draw sums under the Letter of Credit No. 9612171S671 ("Letter of Credit") issued by you in our favor. This Certification is required in order to draw funds under the Letter of Credit. We certify that capitalized terms herein which are not otherwise defined have the meanings set forth in the Indenture.

     We hereby certify to you that as of the date hereof, there has been no occurrence of the events or conditions listed in Section 10.4(g)(ii) or (iii) of the Indenture. Further, we hereby certify to you and SSPC that, as of the (check one):

                         Interest Payment Date
                   ------
                         Redemption Date
                   ------
                         Stated Maturity Date of the Notes
                   ------

which occurred on_______________the amount by which the payment due on such date with respect to the Notes or the Outstanding Notes, as applicable, exceeds the amount on deposit with the Paying Agent on such date that is available for such payment by $______________ (the "Deficit") and pursuant to (check one):

                         Section 10.4(a)(2) of the Indenture
                   ------
                         Section 10.4(a)(3) of the Indenture
                   ------
                         Section 10.4(a)(4) of the Indenture
                   ------

we have the right to withdraw the amount of the Deficit from the Reserve Fund in order to make payment of sums due to the Noteholders, as required by the terms of the Indenture.

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[CREDIT LYONNAIS LOGO]


                                  EXHIBIT "B"
                                  -----------
          AUTHORIZATION OF DRAW UNDER LETTER OF CREDIT NO. 9612171S671
          ------------------------------------------------------------

  This certification is to be presented to the issuer of the Letter of Credit simultaneously with a request for a draw thereunder

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019
Attn: Letter of Credit Department

Re: Certfication of SunTrust Bank, Central Florida, National Association, as Trustee Under Indenture Dated as of March 28,1996 ("Indenture"), Regarding 10% Subordinated Notes issued by South Seas Properties Company Limited Partnership ("SSPC") due April 15, 2003



Ladies and Gentlemen:


We hereby certify to you that as of this date of any request for a draw under the Letter of Credit, there exists no circumstance under Section 13.2 of the Indenture that prohibits the payment on account of the principal of or interest and other sums on, or other indebtedness evidenced by, the Notes.

     You may rely upon this Certificate as evidence of our authority to make such representations under the Indenture.


                              Very truly yours,

                              SunTrust Bank, Central Florida, National
                              Association, as Trustee under Indenture dated as of March 28, 1996

                              By:
                                 -----------------------------
                                 Name:
                                      ------------------------
                                 Title:
                                      ------------------------
                              Date:
                                   ---------------------------


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[CREDIT LYONNAIS LOGO]




     You may rely upon this Certificate as evidence of our authority to draw the sums described herein under the Letter of Credit.


                           Very truly yours,

                           SunTrust Bank, Central Florida, National
                           Association, as Trustee under Indenture dated as of March 28, 1996

                           By:
                              -----------------------------
                              Name:
                                   ------------------------
                              Title:
                                   ------------------------
                           Date:
                                ---------------------------








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[CREDIT LYONNAIS LOGO]


                                  EXHIBIT "C"
                                  -----------
                   CERTIFICATION OF LETTER OF CREDIT TRANSFER
                   ------------------------------------------


Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019
ATTN: Letter of Credit Department

SSPC

Re: Certification of SunTrust Bank, Central Florida, National Association, as Trustee Under Indenture Dated as of March 28, 1996 ("Indenture"), Regarding 10% Subordinated Notes issued by South Seas Properties Company Limited Partnership ("SSPC") due April 15, 2003

Ladies and Gentlemen:

We hereby certify to you that ___________a_________("Successor Trustee"), has been duly named as Indenture Trustee under the Indenture dated as of March 28, 1996 (the "Indenture"), and that Successor Trustee is now a successor Trustee under the Indenture.

In consequences of such assignment and assumption, we hereby direct that you authorize and obtain the amendment of that Letter of Credit No. 9612171S671 dated December 23, 1996 issued by Credit Lyonnais for our benefit and confirmed by Den Danske Bank, to change the name of the beneficiary from "SunTrust Bank, Central Florida, National Association" to "____________".

You may rely upon this Certificate as evidence for our authority to authorize the amendment of the Letter of Credit.





                           Very truly yours,

                           SunTrust Bank, Central Florida, National
                           Association, as Trustee under Indenture dated as of March 28, 1996

                           By:
                              -----------------------------
                              Name:
                                   ------------------------
                              Title:
                                   ------------------------
                           Date:
                                ---------------------------



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[DEN DANSKE BANK LETTERHEAD]

Confirmation no. 5610-96NY to Irrevocable Transferrable Letter of Credit
-----------------------------------------------------------------------
No 9612171S671
--------------

SunTrust Bank, Central Florida
National Association, as Trustee
under Indenture Dated As of
March 28, 1996 ("Indenture")
225 E. Robinson Street
Suite 250
Orlando, Florida 32801
Attn: Ms. Lisa George

                                                               December 23, 1996

We, Den Danske Bank Aktienelskab ("Confirming Bank"), hereby confirm the enclosed Irrevocable Transferrable letter of Credit No. 9612171S671 (the "Letter of Credit") issued by Credit Lyonnais, New York Branch ("Issuing Bank") on December 23, 1996 in favor of the aforesaid addressee ("Benificiary"), as Trustee under Indenture dated as of March 28, 1996 (the "Indenture"). This Confirmation No. 5610-96NY ("Confirmation") is effective immediately and allows for drawings up to USD 3,262,500.00 (Three Million Two Hundred Sixty Two Thousand Five Hundred and 00/100 United States Dollars). This Confirmation is issued presentable and payable at the offices of the Confirming Bank's New York Branch at 280 Park Avenue, New York, NY 10017, Attention: Letter of Credit Department, or at any other office in New York, New York which may be designated by the Confirming Bank by written notice delivered to you at the above address. This Confirmation expires the earlier of: (i) the first anniversary of the date hereof; (ii) upon delivery to us or the Issuing Bank of a notification, executed by you that the Indenture has been terminated as provided in Section 10.4 of the Indenture, and (iii) September 24, 2001 (such earlier date is, hereafter, the "Termination Date").

We hereby undertake to promptly honor your sight draft(s) drawn as specified in the Letter of Credit and presented at our office specified in paragraph one on or before the Termination Date. Each Draft must also be marked "Drawn under Den Danske Bank New York Branch Confirmation No. 5610-96NY", and be accompanied by certifications signed by you in the forms (Exhibit "A" and Exhibit "B") attached to the Letter of Credit and as require by the Issuing Bank. Each draft and certification shall be dated the date of the presentation, which shall be made at the office of the Confirming Bank. The amount set forth in your draft shall not exceed the amount set forth in the accompanying certification (Exhibit "A"). The amount of this Confirmation shall be reduced automatically upon our honoring any draft drawn hereunder, by the amount of such draft.



                        [BLANK SPACE LEFT INTENTIONALLY]


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DEN DANSKE BANK

CONFIRMATION NO. 5610-96NY OF IRREVOCABLE TRANSFERRABLE
-------------------------------------------------------
LETTER OF CREDIT NO. 9612171S671
--------------------------------
DECEMBER 23, 1996
-----------------
PAGE 2
------

If all of (A), (B), and (C) are true:

(A) Neither we nor shall the Issuing bank have received your notification pursuant to clause (ii) in paragraph one;

(B) the date computed pursuant to clause (i) of paragraph one (as same may been extended) shall be earlier than the date in clause (iii) of paragraph one; and

(C) we shall not have advised you in writing at the address set forth above at least thirty (30) days prior to the date computed pursuant to clause (i) of paragraph one (as same may have been previously extended) that the date computed pursuant to clause (i) of paragraph one shall be extended to a date which is the earlier of (x) one year from the date to which clause (i) of paragraph one shall have been extended and (y) the date in clause (iii) of paragraph one, then you may draw on us in the last thirty (30) days prior to the Termination Date by presenting your draft stating "Drawn under Den Danske Bank New York Branch Confirmation No. 5610-96NY" for up to the undrawn amount hereof when such draft shall be accompanied by your statement that this amount is drawn because advice of extension of the Termination Date of the Confirmation in accordance with paragraph three of this Confirmation has not been received and less than thirty (30) days remain until the Termination Date of the Confirmation.

This Confirmation is only transferable (i) by you; (ii) in whole; and (iii) to a transferee which is a successor Trustee under the Indenture which such successor beneficiary is identified as such in a certification signed by you substantially in the form of Exhibit "C" to the Letter of Credit and delivered to us together with the original Confirmation.

This Confirmation and the Letter of Credit sets forth in full our undertaking and such undertaking shall not in any way, be modified, amended, amplified or limited by reference to any document referred to herein (including, without limitation, the Indenture or the Subordinated Notes), except only the drafts and certificates referenced herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such drafts or certificates. All documents presented and any communication pertaining to the Confirmation shall bear the Confirmation number as referenced herein.

This Confirmation is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs") and in the event of any conflict, the Laws of the State of New York will control.


                                   Sincerely,

                                DEN DANSKE BANK


/s/ John A. O'Neill                      /s/ Sonia Kataria
-------------------                    --------------------
John A. O'Neill                              Sonia Kataria
Vice President                        Assistant Vice President
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[LOGO] CREDIT LYONNAIS


                                   December 23, 1996


         U.S. BRANCHES

Den Danske Bank
280 Park Avenue, 4th Floor
New York, New York 10017-1218
Attention: Ms. Sonia Kataria

     This letter serves as confirmation from our mutual agreement whereby Den Danske Bank agrees to add its confirmation to the $3,262,500.00 standby letter of credit #9612171S671 (the "Letter of Credit") to be issued by Credit Lyonnais New York Branch as Agent for itself, Finova Capital and Barnett Bank of Lee County (the "Bank") and to replace an existing interest reserve of nine months on 10% Subordinated Notes due April 15, 2003. The Letter of Credit will be for the benefit of SunTrust Bank, Central Florida, National Association, as Trustee in respect of the public subordinated convertible bonds (the "Trustee"), and will have a term of one year, with annual renewal options. If the Bank fails to notify the Trustee that is has exercised its renewal option within 30 days prior to expiry, the Trustee will have the right to fully draw upon the Letter of Credit. Your commitment hereunder is for confirmation of the maximum face amount of the Letter of Credit.

     In consideration for your commitment, Credit Lyonnais agrees to immediately notify Den Danske Bank in the event the Indenture, as defined in the Letter of Credit, is terminated. In addition, Credit Lyonnais agrees to pay Den Danske Bank an initial commitment fee of $500.00 and an annual confirmation fee equivalent to 12.5 basis points on the amount of your actual confirmation outstanding (the "Confirmation Fee") from the date the confirmation is issued until such time the confirmation expires or is canceled due to cancellation of the Letter of Credit. In addition, subsequent to closing, if any amendment to the agreement is made, the Bank agrees to pay you $250.00. The Confirmation Fee shall be payable by the Bank quarterly in arrears upon receipt of your invoice addressed to:

                         Credit Lyonnais New York Branch
                           1301 Avenue of the Americas
                               New York, NY 10019
                 Attn: Cathy Wong, Letter of Credit Department

     The terms of this agreement may be modified only in writing, provided that Credit Lyonnais New York Branch reserves the right to cancel your commitment hereunder at any time in the event that the Bank elects (in its sole discretion) not to issue the Letter of Credit.

     The Letter of Credit would be issued by us and your commitment would be subject to and governed by Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 ("Uniform Customs"). As to matters not governed by the Uniform Customs, the Letter of Credit and commitment would be governed and construed in accordance with the laws of the State of New York. Please confirm your commitment by signing below.


                                     Very truly yours,


                                     CREDIT LYONNAIS NEW YORK BRANCH, as AGENT

                                     By:  ___________________________________
                                     Title: Vice President

Accepted and Agreed this 23rd day of December 1996,
DEN DANSKE BANK

By: /s/ Sonia Kataria
   __________________________________
Title: AVP